UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2007

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS employer identification number)

2775 Sanders Road, Northbrook, Illinois (Address of principal executive offices)		60062 (Zip code)

Registrant’s telephone number, including area code (847) 402-5000

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On May 10, 2007, The Allstate Corporation, a Delaware corporation (the “Company”), completed a public offering of $500,000,000 aggregate principal amount of Series A 6.50% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Series A Debentures”) and a concurrent public offering of $500,000,000 Series B 6.125% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Series B Debentures” and, together with the Series A Debentures, the “Debentures”). The terms of the Series A Debentures are set forth in the Subordinated Indenture, dated as of November 25, 1996 (attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 9, 1996 (File Number 001-11840), and incorporated herein by reference) (the “Subordinated Indenture”), as amended by the Third Supplemental Indenture dated as of July 23, 1999 (attached as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed November 23, 1999 (File Number 001-11840), and incorporated herein by reference) (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of June 12, 2000 (attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed June 14, 2000 (File Number 001-11840), and incorporated herein by reference) (the “Fourth Supplemental Indenture”), and as further amended by the Fifth Supplemental Indenture, dated as of May 10, 2007 (attached hereto as Exhibit 4.1 and incorporated herein by reference), each between the Company and U.S. Bank National Association, as trustee (as successor in interest to State Street Bank and Trust Company). The terms of the Series B Debentures are set forth in the Subordinated Indenture, as amended by the Third Supplemental Indenture, the Fourth Supplemental Indenture, and as further amended by the Sixth Supplemental Indenture, dated as of May 10, 2007 (attached hereto as Exhibit 4.2 and incorporated herein by reference), each between the Company and U.S. Bank National Association, as trustee (as successor in interest to State Street Bank and Trust Company).

The Debentures were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of May 3, 2007, among the Company, Goldman, Sachs & Co., and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”). Pursuant to the Underwriting Agreement (attached as Exhibit 1.1, to the Company’s Current Report on Form 8-K dated May 9, 2007 and incorporated herein by reference), and subject to the terms and conditions expressed therein, the Company agreed to sell the Debentures to the Underwriters, and the Underwriters agreed to purchase the Debentures for resale to the public.

On May 10, 2007, in connection with the completion of the offering of the Series A Debentures, the Company entered into a replacement capital covenant (the “Series A Replacement Capital Covenant”), attached hereto as Exhibit 4.3 and incorporated herein by reference, whereby the Company agreed for the benefit of holders of a series of the Company’s long-term indebtedness designated by the Company in accordance with the terms of the Series A Replacement Capital Covenant from time to time ranking senior to the Series A Debentures that the Series A Debentures will not be repaid, redeemed or purchased by the Company, on or before May 15, 2067, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Series A Replacement Capital Covenant. Also on May 10, 2007, in connection with the completion of the offering of the Series B Debentures, the Company entered into a replacement capital covenant (the “Series B Replacement Capital Covenant”), attached hereto as Exhibit 4.4 and incorporated herein by reference, whereby the Company agreed for the benefit of holders of a series of the Company’s long-term indebtedness designated by the Company in accordance with the terms of the Series B Replacement Capital Covenant from time to time ranking senior to the Series B Debentures that the Series B Debentures will not be repaid, redeemed or purchased by the Company, on or before May 15, 2047, unless such repayment, redemption or purchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the other terms and conditions set forth in the Series B Replacement Capital Covenant. The Debentures were offered and sold by the Company pursuant to its registration statement on Form S-3 (File No. 333-124230).

On May 10, 2007, LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to the Company, issued (i) an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Series A Debentures and (ii) an opinion and consent (attached hereto as Exhibits 5.2 and 23.2, respectively, and incorporated herein by reference). Also on May 10, 2007, LeBoeuf, Lamb, Greene & MacRae LLP, as special tax counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.3, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Series A Debentures and (ii) an opinion and consent (attached hereto as Exhibits 8.2 and 23.4, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Series B Debentures.

Item 9.01   Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits

Number	Description

4.1

Fifth Supplemental Indenture dated as of May 10, 2007 to the Subordinated Indenture between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

4.2

Sixth Supplemental Indenture dated as of May 10, 2007 to the Subordinated Indenture between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

4.3	Series A Replacement Capital Covenant dated as of May 10, 2007.

4.4	Series B Replacement Capital Covenant dated as of May 10, 2007.

4.5	Form of Security Certificate representing Series A Debentures (included in Exhibit 4.1 above).

4.6	Form of Security Certificate representing Series B Debentures (included in Exhibit 4.2 above).

5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

5.2	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

8.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

8.2	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

23.1	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.1 above).

23.2	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.2 above).

23.3	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.1 above).

23.4	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.2 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
	Name:	Jennifer M. Hager
	Title:	Assistant Secretary

Date: May 10, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1

Fifth Supplemental Indenture dated as of May 10, 2007 to the Subordinated Indenture between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

4.2

Sixth Supplemental Indenture dated as of May 10, 2007 to the Subordinated Indenture between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

4.3	Series A Replacement Capital Covenant dated as of May 10, 2007.

4.4	Series B Replacement Capital Covenant dated as of May 10, 2007.

4.5	Form of Security Certificate representing Series A Debentures (included in Exhibit 4.1 above).

4.6	Form of Security Certificate representing Series B Debentures (included in Exhibit 4.2 above).

5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

5.2	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

8.1	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

8.2	Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

23.1	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.1 above).

23.2	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 5.2 above).

23.3	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.1 above).

23.3	Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in Exhibit 8.2 above).